Exhibit 10.3

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

among

REPUBLIC COMPANIES GROUP, INC.

and

THE INVESTORS PARTY HERETO

Dated as of [August     ], 2005

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is dated as of [August         ], 2005 (this “Agreement”), by and among Republic Companies Group, Inc., a Delaware corporation formerly known as RTXA, Inc. (the “Company”), and the investors that are or may become party hereto (collectively, the “Investors”).

Statement of Purpose

Pursuant to a Registration Rights Agreement, dated as of May 9, 2003 (the “Original Agreement”) among the Company and certain of the Investors, the Company granted certain registration rights to such Investors. In connection with the anticipated initial public offering of the Common Stock of the Company, the Company and the Investors desire to amend and restate the Original Agreement in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. For the purposes of this Agreement, in addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth below:

“Approved Underwriter” shall have the meaning assigned thereto in Section 3(d) hereof.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company as amended or restated from time to time.

“Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Common Stock” means (a) the Class A Common Stock, par value $0.01 per share, of the Company, as described in the Certificate of Incorporation and (b) any other capital stock into which such Class A Common Stock is reclassified or reconstituted.

“Company Underwriter” shall have the meaning assigned thereto in Section 4 hereof.

“Demand Period” means the period commencing 180 days after the Initial Public Offering and ending on the date on which the Investors cease to hold, in the aggregate, at least 17% of the outstanding Common Stock of the Company.

“Demand Registration” means a demand registration requested by the Demanding Holders pursuant to Section 3 hereof.

“Demanding Holders” means the parties requesting a Demand Registration pursuant to Section 3(a) hereof.

“Eligible Investors” means (a) commencing on the date hereof until the first anniversary of the closing date of the Initial Public Offering, Investors holding at least [43]%, in the aggregate, of the Registrable Securities then outstanding and (b) commencing on the day after such first anniversary, Investors holding at least 5%, in the aggregate, of the Registrable Securities then outstanding.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holders’ Counsel” shall have the meaning assigned thereto in Section 7(a)(i) hereof.

“Initial Public Offering” means the initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

“Inspector” shall have the meaning assigned thereto in Section 7(a)(viii) hereof.

“Lockup Period” means the period commencing on the closing date of the Initial Public Offering and ending on the earlier to occur of (a) the second anniversary thereof and (b) the date on which the Investors cease to hold, in the aggregate, at least 17% of the outstanding Common Stock of the Company.

“Minimum Offering Threshold” means, for any registration requested pursuant to Section 3 or Section 5, that the aggregate value of all Registrable Securities requested to be included in such registration, including any Registrable Securities requested to be included pursuant to Section 3(b) or Section 5(a), is at least $30,000,000 (calculated using the average closing price of the Company’s Common Stock for the ten consecutive trading days immediately preceding the delivery of the initial notice from the Eligible Investors requesting such registration).

“NASD” means the National Association of Securities Dealers, Inc.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Records” shall have the meaning assigned hereto in Section 7(a)(viii) hereof.

“Registrable Securities” means (a) all shares of Common Stock now owned or hereafter acquired by any party hereto (including pursuant to Section 12(f)) or its successors or assigns (i) pursuant to conversion or exercise of securities now owned by any such party that are convertible into Common Stock (including the Company’s preferred stock and Class B Common Stock) or options, warrants or other rights to subscribe for Common Stock that are now owned by any such party hereto, or (ii) as a distribution in respect of the partnership interests of Republic Co-Investors,

L.P. or upon any liquidation thereof, and (b) any other common equity securities of the Company issued in exchange for, upon a reclassification of, or in a distribution with respect to, the foregoing Common Stock.

“Registration Expenses” shall have the meaning assigned thereto in Section 8.

“Required Investors” means Investors holding at least a majority of the Registrable Securities.

“Securities Act” means the Securities Act of 1933, as amended.

SECTION 2. Securities Subject to this Agreement.

(a) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities upon the earlier of (i) a registration statement covering such Registrable Securities having been declared effective under the Securities Act by the Commission and such Registrable Securities having been disposed of pursuant to such effective registration statement or (ii) the date upon which the entire amount of Registrable Securities held by a particular Investor are, or in the opinion of counsel reasonably satisfactory to the Company may be, distributed to the public by such Investor in a single sale pursuant to Rule 144 (or any successor provision then in force) under the Securities Act and without restriction under Section 6(a) below.

(b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option, warrant or other right to purchase, or a security convertible into, Registrable Securities, whether or not such acquisition or conversion has actually been effected; provided, that all shares of Common Stock held by [TRUSTEE] (together with any successor thereto, the “BACI Trustee”) pursuant to the Voting Trust Agreement, dated the date hereof among the Company, Banc of America Capital Investors SBIC, L.P. (“BACI”) and such BACI Trustee, shall be deemed to be held by BACI and shall be Registrable Securities hereunder. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option, warrant or other right or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

SECTION 3. Demand Registration.

(a) Demand Registration. During the Demand Period, the Eligible Investors may at any time make a written request for registration of Registrable Securities under the Securities Act, and under the securities or blue sky laws of any jurisdiction reasonably designated by such Investors (collectively, the “Demanding Holders”); provided, that (i) the Company will not be required to effect any registration pursuant to this Section 3 unless the Minimum Offering Threshold is met; (ii) subject to Section 3(c) below, the Company will not be required to effect more than three registrations at the request of the Investors pursuant to this Section 3(a), (iii) the

Company will not be required to effect such registration within the period beginning on the effective date of a registration statement to be filed by the Company or on its behalf covering a firm commitment underwritten public offering and ending on the expiration of any lock-up period (not to exceed one hundred eighty (180) days following the effective date of such registration statement, subject to certain limited extensions in accordance with applicable NASD rules and regulations) required by the underwriters, (iv) the Company will not be required to effect any such registration if the Company has effected a registration pursuant to this Section 3 within the twelve (12) month period immediately prior to such registration request and (v) if the Company shall furnish to such holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company’s obligation pursuant to Section 3(a) hereof to file a registration statement with the Commission relating to the Registrable Securities as to which such request for a Demand Registration relates shall be deferred for a period not to exceed ninety (90) days from the date of receipt of the written request; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

(b) Company Obligation to Register. Each request for a Demand Registration pursuant to Section 3(a) shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is reasonably desired. Subject to the provisions set forth in Section 3(a) hereof, upon the Company’s receipt of the written request for a Demand Registration, the Company shall (i) promptly and in any event at least thirty (30) days prior to the filing date of the registration statement with respect thereto, give written notice of such request to all other holders of Registrable Securities and offer such holder the opportunity to register the number of Registrable Securities as such holder may request in writing within twenty (20) days after receipt of such written notice from the Company (which holders shall, subject to subsection (c) hereof, be entitled to participate in such registration on the same basis as the Demanding Holders by delivery of written notice to the Company within such twenty (20) day period) and (ii) with reasonable promptness and in any event not later than ninety (90) days after the Company’s receipt of such request, file a registration statement with the Commission relating to such Registrable Securities as to which such request for a Demand Registration relates and use its best efforts to cause all Registrable Securities that such holders have requested to be registered to be registered under the Securities Act. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for a period of not less than 24 months or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the expiration of the ninety (90) day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable). In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses in connection therewith, whether or not such Demand Registration becomes effective.

(c) Underwriting Procedures. If the Demanding Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(d). In such event, if the Approved Underwriter advises the Company, which advice shall be confirmed in writing, that in its opinion marketing considerations require a limitation on the number of securities to be sold, the Company shall include in such registration only the number of Registrable Securities which, in the good faith opinion of such Approved Underwriter, can be sold, allocated among the holders of Registrable Securities, pro rata, based on the number of Registrable Securities requested to be included by each such holder.

To the extent more than ten percent (10%) of the Registrable Securities held by a Demanding Holder are excluded from the offering to be made pursuant to the Demand Registration requested by such Demanding Holder, then such Demanding Holder shall have the right to one additional Demand Registration under this Section 3 with respect to such Registrable Securities.

(d) Selection of Underwriters. In connection with its requesting a Demand Registration of Registrable Securities pursuant to Section 3(a), the Demanding Holders may select and obtain an investment banking firm of first class national reputation to act as the managing underwriter of the offering (the “Approved Underwriter”); provided, that the Approved Underwriter shall, in any case, be acceptable to the Company in its reasonable judgment. The Company and, if so requested by the Approved Underwriter, all Investors proposing to offer their Registrable Securities through the underwritten offer shall enter into an underwriting agreement in customary form with the Approved Underwriter.

SECTION 4. Piggy-Back Registration. If the Company files a registration statement under the Securities Act with respect to an offering by the Company for its own account, or an offering for the account of any stockholder of the Company or any group of such stockholders (other than a registration statement on Form S-4 or S-8 or any successor forms or any other forms not available for registering capital stock for sale to the public and other than a registration statement filed pursuant to Section 3 hereof), then the Company shall give written notice of such filing to each holder of Registrable Securities not later than five (5) business days after the filing date thereof, and such notice shall describe in detail the proposed registration and distribution (including whether the offering will be underwritten and those jurisdictions where registration under the securities or blue sky laws is intended) and offer such holder the opportunity to register the number of Registrable Securities as such holder may request in writing within twenty (20) days after receipt of such written notice from the Company. The Company shall use its best efforts, within twenty (20) days of the notice from the holder provided for in the preceding sentence, to cause the managing underwriter or underwriters of a proposed underwritten offering (the “Company Underwriter”) to permit the holders of Registrable Securities who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein, including execution of an underwriting agreement in customary form. Notwithstanding the foregoing, if the Company Underwriter delivers a written opinion to the holders of Registrable Securities that marketing considerations require a limitation on the number of securities to be sold, the Company shall include in such registration (except in connection with a Demand Registration, which priority shall be governed by Section 3) for the account of holders of Registrable Securities only that number of Registrable Securities which, in the good faith opinion of the Company Underwriter, can be sold, allocated pro rata, based on the number of Registrable Securities requested to be included by each such holder.

SECTION 5. Form S-3 Registration.

(a) Requests for Registration on Form S-3. After the Initial Public Offering, the Company shall use its reasonable best efforts to qualify to register securities on Form S-3 (or any successor to such form). After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement and subject to the limitations set forth in the next sentence, the Eligible Investors shall have the right to request the registration of any such Registrable Securities on Form S-3. All such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such holder or holders; provided, that the Company shall not be required to effect a registration pursuant to this Section 5(a) (i) unless the Minimum Offering Threshold is met and (ii) more than once during any twelve (12) month period. If the Company shall receive from the Eligible Investors a written request that the Company effect a registration on Form S-3 pursuant to this Section 5(a), the Company shall (x) promptly give written notice of the proposed registration to all other holders of Registrable Securities and (y) use its best efforts to effect as quickly as is reasonably practicable the registration of the Registrable Securities specified in such request, together with the Registrable Securities of any other holder or holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company. No registration requested or effected pursuant to this Section 5 shall be counted as a Demand Registration for purposes of Section 3. Notwithstanding anything in this Section 5(a) to the contrary, the Company shall not be obligated to take any action pursuant to this Section 5(a) if the Company shall furnish to such holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgement of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, in which case the Company’s obligation to use its best efforts to effect as quickly as is reasonably practicable the registration of the Registrable Securities shall be deferred for a period not to exceed ninety (90) days from the date of receipt of the written request; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

(b) Underwriting Procedures. If the Eligible Investors requesting registration on Form S-3 so elect, the offering of such Registrable Securities pursuant to a registration effected pursuant to Section 5(a) shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be an Approved Underwriter selected by such holder in the same manner as described in Section 3(d). In such event, if the Approved Underwriter advises the Company, which advice shall be confirmed in writing, that in its opinion marketing considerations require a limitation on the number of securities to be sold, then the Company shall include in such registration only the number of Registrable Securities which, in the good faith opinion of such Approved Underwriter, can be sold, allocated pro rata, based on the number of Registrable Securities requested to be included by each such holder.

SECTION 6. Lockup and Holdback Agreements.

(a) General Restrictions on Sales by Investors. During the Lockup Period, each Investor agrees, solely for the benefit of the Company and not for the benefit of any other Investor or Investors, that such Investor will not, without the prior written consent of the Company, directly or indirectly, (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Lockup Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise; provided, that notwithstanding the foregoing, an Investor may transfer Lock-Up Securities without such consent (i) pursuant to a registration effected hereunder and in accordance with the registration statement relating thereto, (ii) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restriction set forth herein, (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family (which shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iv) to the Company through the exercise of a stock option granted pursuant to the Company’s stock option or incentive plans, in satisfaction of any tax withholding obligation of the undersigned or in payment of the exercise price for any stock option exercised by the undersigned, (v) if the transfer occurs by operation of law, such as rules of descent and distribution (whether pursuant to a will or via intestate transfer), statutes governing the effects of a merger or a qualified domestic order, provided that the transferee agrees to be bound in writing by the restrictions set forth herein, (vi) to an affiliate (as that term is defined in Rule 405 under the Securities Act) of the undersigned, provided that such affiliate agrees to be bound in writing by the restrictions set forth herein; provided further that in the case of any transfer or distribution pursuant to clause (v) or (vi), no filing under the Exchange Act shall be made in connection with subsequent sales of Common Stock or other securities acquired in such transfer or distribution unless required by law, (vii) to the Company in any transaction approved by the Board of Directors, (viii) to the BACI Trustee pursuant to the Voting Trust Agreement relating thereto and (ix) commencing upon expiration of the 20-day period described in Section 3(b) or Section 5(a), if such Investor has requested its Registrable Securities be included in a registration pursuant to Section 3 or Section 5 and the Minimum Offering Threshold is not met during such 20-day period.

(b) Restrictions on Public Sale by Participating Investors. In order to participate in a registration effected hereby, to the extent not inconsistent with applicable law and except as contemplated by the registration statement relating to such registration, each holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the period beginning on the filing date of such registration statement and ending on the later of (i) ninety (90) days after the effective date of such registration statement or the commencement of a public distribution of the Registrable Securities pursuant to such registration statement or (ii) the expiration of any lock-up period required by the underwriters. In furtherance of the foregoing provisions of Sections 6(a) and 6(b), each Investor consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the restrictions herein.

(c) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor to such forms or any other forms not available for registering capital stock for sale to the public) during the period beginning on the filing date of any registration statement in which the holders of Registrable Securities are participating and ending on the later of (i) ninety (90) days after the effective date of any such registration statement and (ii) the expiration of any lock-up period required by the underwriters.

SECTION 7. Registration Procedures. (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Sections 3, 4 or 5 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

(i) prepare and file with the Commission (as promptly as practicable, but in any event not later than ninety (90) days after receipt of a request to file a registration statement with respect to Registrable Securities) a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (A) provide counsel selected by the holders of a majority of the Registrable Securities being registered in such registration (“Holders’ Counsel”) with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, which documents shall be subject to the review of Holders’ Counsel, and (B) notify the Holders’ Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

(ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 24 months or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the ninety (90) day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as it is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests, and to continue such qualification in effect in such jurisdictions for as long as is permissible pursuant to the laws of such jurisdictions, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company shall not be obligated to effect, or take any action to effect, any such registration or qualification in any particular jurisdiction in which the Company would be required to qualify as a foreign corporation, subject itself to taxation in that jurisdiction or execute a general consent to service of process in effecting such registration or qualification unless the Company is already subject to taxation or service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

(v) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

(vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Sections 3, 4 or 5) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

(viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders’ Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an “Inspector” and collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or to confirm that no such misstatement or omission has been made, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (C) the information in such Records has been made generally available to the public or is required to be filed with, or made available as supplemental information to, the Commission. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(ix) if such sale is pursuant to an underwritten offering, obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters and as Holders’ Counsel or the managing underwriters reasonably request;

(x) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller or underwriters may reasonably request and are customarily included in such opinions;

(xi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the registration statement, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act;

(xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; provided, that the applicable listing requirements are satisfied;

(xiii) keep each seller of Registrable Securities reasonably advised in writing as to the initiation and progress of any registration under Sections 3, 4 or 5 hereunder;

(xiv) provide officers’ certificates and other customary closing documents;

(xv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

(xvi) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and cooperate with the holders of such Registrable Securities to facilitate the disposition of such Registrable Securities pursuant thereto.

(b) Seller Information. Each seller of Registrable Securities as to which any registration is being effected shall furnish to the Company such information regarding such seller, the Registrable Securities held by them and the distribution of such securities as the Company may reasonably request and as shall be required under the Securities Act upon the Company’s written request therefor.

(c) Notice to Discontinue. Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)(vi), such holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(a)(vi) and, if so directed by the Company, such holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including without limitation the period referred to in Section 7(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(a)(vi) to and including the date when the holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7(a)(vi).

SECTION 8. Registration Expenses.

(a) The Company shall pay all expenses (other than underwriting discounts, commissions and stock transfer taxes) arising from or incident to the performance of, or compliance with, Sections 3, 4 and 5 of this Agreement, including without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or blue sky laws (including reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, engraving, messenger and delivery expenses and (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including without limitation any fees and expenses in connection with any “cold comfort” letters and any special audits incident to or required by any registration or qualification) regardless of whether such registration statement is declared effective (collectively, “Registration Expenses”).

(b) The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which securities of the same class are then listed or the qualification for trading of the securities to be registered in each inter-dealer quotation system in which securities of the same class are then traded, and rating agency fees.

(c) In connection with each registration requested pursuant to Section 3 of this Agreement, the Company will reimburse the Investors for the reasonable fees and disbursements of one set of counsel to the Investors.

(d) Notwithstanding any provision of this Section 8 to the contrary, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3 of this Agreement if the registration request is subsequently withdrawn at the request of the holders of a majority of the Registrable Securities to be registered therein (in which case all participating holders (other than any such holder designated on the signature pages hereto as a Management Investor) shall bear such expenses pro rata based on the number of Registrable Securities requested to have been included therein by such holders), unless the holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 3; provided, however, that if at the time of the withdrawal any of the holders have learned of a material adverse change in the condition, business or prospects of the Company which did not exist at the time of their request, then the holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 3.

SECTION 9. Indemnification; Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, employees and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and, subject to Section 9(c) hereof, reasonable fees, disbursements and other charges of legal counsel) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein. The Company shall also indemnify any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) Indemnification by Holders. Each holder agrees to indemnify, to the extent permitted by law, the Company and any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the holders, but only with respect to any information furnished in writing by such holder to the Company expressly for use in such registration statement. Notwithstanding the provisions of this Section 9(b), a holder of Registrable Securities shall not be required to pay any indemnification in an amount in excess of the net proceeds received by such holder in the offering to which such registration statement relates.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to any party with indemnification obligations hereunder (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder, unless (and then solely to the extent that) the Indemnifying Party is materially prejudiced thereby. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party in its reasonable judgment. The Indemnified Party shall have the right to employ separate legal counsel in any such action and participate in the defense thereof, but the fees, disbursements and other charges of such legal counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with legal counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such legal counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same legal counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases the

Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

(d) Contribution. If the indemnification provided for in this Section 9 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 9(a), 9(b) and 9(c), any fees, charges or expenses (including fees, disbursements and other charges of legal counsel) reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9(d), a holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such holder in the offering to which such registration statement relates exceeds the amount of any damages that such holder has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

(e) Survival. The indemnity and contribution covenants contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of a holder or any person controlling a holder, (ii) any sale of any Registrable Securities pursuant to this Agreement and receipt by the holders of the proceeds thereof, or (iii) any termination of this Agreement for any reason, including after the initial filing of the registration statement to which these indemnity and contribution covenants relate.

SECTION 10. Rules 144 and 144A. The Company covenants that it shall use its best efforts to duly and timely file any reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and that it shall take such further action as each holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the Securities Act), all to the extent required from time to time to enable such holder to sell

Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 144A under the Securities Act, as such rules may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any holder of Registrable Securities, deliver to such holder a written statement as to whether it has complied with such requirements. Without limiting the foregoing, the Company agrees that it will use its best efforts to:

(a) if required by law, maintain a registration statement (containing such information and documents as the Commission shall specify) with respect to the Common Stock under Section 12 of the Exchange Act and will timely file such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to said Section 12;

(b) if a registration statement with respect to the Common Stock under Section 12 is effective, or if required by Section 15(d) of the Exchange Act, make whatever filings with the Commission or otherwise make generally available to the public such financial and other information as may be necessary to enable the holders of Registrable Securities to be permitted to sell shares of Common Stock pursuant to the provisions of Rule 144 or 144A promulgated under the Securities Act (or any successor rule or regulation thereto); and

(c) at any time when any holder of Registrable Securities desires to make sales of any Registrable Securities in reliance on Rule 144A under the Securities Act (or any successor rule or regulation), provide, upon request, such holder and any prospective purchaser therefrom with the information required by Rule 144A and otherwise cooperate with the holder in connection with such sale.

The Company represents and warrants that any registration statement or any information document or report filed with the Commission in connection with the foregoing or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the seller of Registrable Securities, its partners, officers, directors, employees and agents and each broker, dealer or underwriter (within the meaning of the Securities Act) acting for any such seller in connection with any offering or sale by such seller of Registrable Securities or any person, firm or corporation controlling (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such seller and any such broker, dealer or underwriter from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 9 of this Agreement.

SECTION 11. Limitation on Registration Rights of Others. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company. The Company covenants and agrees that, so long as any Person holds any Registrable Securities in respect of which any registration rights provided for in Section 3 of this Agreement remain in effect, the Company will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated in respect of rights of registration in the nature or substantially in the nature of those set forth herein except pursuant to this Agreement.

SECTION 12. Miscellaneous.

(a) Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Common Stock, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

(b) No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the designated holders of the Registrable Securities in this Agreement.

(c) Remedies. The holders of the Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

(d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless in writing signed by the Company and the Required Investors; provided, that (i) the Company may, upon approval of its Board of Directors, waive the provisions of Section 6(a) to allow an Investor or Investors to transfer or otherwise dispose of Lockup Securities during the Lockup Period, without the consent of the Required Investors, and (ii) except for waivers granted pursuant to the foregoing clause (i), no amendment, modification or waiver of any provision of this Agreement that adversely affects the rights of one Investor in a manner different from any other Investor shall be effective against such adversely affected Investor unless approved in writing by that Investor. Any amendment or waiver effected in accordance with this Section 12(d) shall be binding upon each then-current and future holder of Registrable Securities and the Company.

(e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, recognized overnight courier service or personal delivery:

(i)	if to the Company:

Republic Companies Group, Inc..

5525 Lyndon B. Johnson Freeway

Dallas, Texas 75240

Attention:     Parker W. Rush

Facsimile:     (972) 788-6109

(ii)	if to any Investor, to such Investor’s respective address as listed on Schedule A hereto.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

(f) Additional Parties. Each Person hereafter becoming a transferee of any Registrable Securities pursuant to any Section 6(a) shall, to the extent required under Section 6(a), execute a supplement to this Agreement in the form attached hereto as Exhibit A for the purposes of making such Person a party hereto and subject to all of the terms and conditions hereof.

(g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the registration rights and the other obligations of the Company contained in this Agreement shall with respect to any Registrable Security be automatically transferred to any subsequent holder of Registrable Securities (excluding any person who acquires such securities in a transaction with respect to which a registration statement under the Securities Act is effective at the time or pursuant to a sale complying with Rule 144 under the Securities Act). Notwithstanding any transfer of such rights, all of the obligations of the Company hereunder shall survive any such transfer and shall continue to inure to the benefit of all transferees.

(h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state.

(k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the holders of Registrable Securities shall be enforceable to the fullest extent permitted by law.

(l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including the Original Agreement which is amended and restated in its entirety hereby.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the day and year first above written.

COMPANY:

REPUBLIC COMPANIES GROUP, INC.

By:
Name:
Title:

[Registration Rights Agreement]

[Signature Pages Continue]

INVESTORS:

BANC OF AMERICA CAPITAL INVESTORS SBIC, L.P.

By:	Banc of America Capital Management SBIC, LLC, Its general partner

By:	Banc of America Capital Management, L.P., Its sole member

By:	BACM GP, LLC, Its general partner

By:
Name:
Title:

[Amended and Restated Registration Rights Agreement]

[Signature Pages Continue]

GREENHILL CAPITAL PARTNERS, L.P.

By:	GCP, LLC, its General Partner

By:
	Name:	Scott L. Bok
	Title:	Managing Member

GREENHILL CAPITAL PARTNERS (CAYMAN), L.P.

By:	GCP, LLC, its General Partner

By:
	Name:	Scott L. Bok
	Title:	Managing Member

GREENHILL CAPITAL PARTNERS (EXECUTIVE), L.P.

By:	GCP, LLC, its General Partner

By:
	Name:	Scott L. Bok
	Title:	Managing Member

GREENHILL CAPITAL, L.P.

By:	GCP, LLC, its General Partner

By:
	Name:	Scott L. Bok
	Title:	Managing Member

[Amended and Restated Registration Rights Agreement]

[Signature Pages Continue]

BRAZOS EQUITY FUND 2000, L.P.

By:	Brazos Investment Partners, LLC, Its general partner

By:
Name:
Title:

[Amended and Restated Registration Rights Agreement]

[Signature Pages Continue]

NORWEST EQUITY PARTNERS VI, LP

By:	ITASCA LBO Partners VI, LLP, Its general partner

By:
Name:
Title:

NORWEST EQUITY PARTNERS VII, LP

By:	ITASCA LBO Partners VII, LLP, Its general partner

By:
Name:
Title:

[Amended and Restated Registration Rights Agreement]

[Signature Pages Continue]

21ST CENTURY GROUP EQUITY FUND, L.P.

By:	21st Century GP, L.L.C., Its general partner

By:
	Name:	John Ware
	Title:	President

21ST CENTURY GROUP COINVESTORS I, L.P.

By:	21st Century GP, L.L.C., Its general partner

By:
	Name:	John Ware
	Title:	President

[Amended and Restated Registration Rights Agreement]

[Signature Pages Continue]

Bruce W. Schnitzer

John S. Struck

Patrick McLaughlin

David Callard

[Amended and Restated Registration Rights Agreement]

[Signature Pages Continue]

[Amended and Restated Registration Rights Agreement]

MANAGEMENT INVESTORS:

Parker W. Rush

Martin B. Cummings

Michael E. Ditto

James E. Drawert

Robert S. Howey

[Amended and Restated Registration Rights Agreement]

Schedule A

Investors

Banc Of America Capital Investors SBIC I, L.P.

Bank of America Corporate Center

100 North Tryon St., 25th Floor

Charlotte, North Carolina 28255-0001

Attn: Robert H. Sheridan III

Fax: (704) 386-6432

Greenhill Capital Partners, L.P.

Greenhill Capital Partners (Cayman), L.P.

Greenhill Capital Partners (Executive), L.P.

Greenhill Capital, L.P.

300 Park Ave., 23rd Floor

New York, NY 10022

Attn: Timothy M. Dwyer

Fax: (212) 389-1726

Brazos Equity Fund 2000, L.P.

300 Crescent Court

Suite 1740

Dallas, TX 75201

Attn: Patrick K. McGee

Fax: (214) 756-6505

Norwest Equity Partners VI, LP

Norwest Equity Partners VII, LP

c/o Norwest Venture Capital Management, Inc.

3600 IDS Center

Minneapolis, MN55402

Attn: Timothy C. DeVries and Stephen B. Soderling

Fax: (612) 215-1601

21st Century Group Equity Fund, L.P.

21st Century Group Coinvestors I, L.P.

200 Crescent Court

Suite 1600

Dallas, TX 75201

Office: (214) 965-7973

Attn: John L. Ware

Fax: (214) 965-7993

Bruce W. Schnitzer

John S. Struck

Patrick McLaughlin

David Callard

c/o Wand Partners, Inc.

630 Fifth Ave, Suite 2435

New York, NY 10111

Attn: Bruce Schnitzer

Fax: (212) 307-5599

Parker W. Rush

Martin B. Cummings

Michael E. Ditto

James E. Drawert

Robert E. Howey

c/o Republic Companies Group, Inc.

5525 Lyndon B. Johnson Freeway

Dallas, Texas 75240

Facsimile: (972) 788-

[Amended and Restated Registration Rights Agreement]

Exhibit A

Form of Supplement

THIS SUPPLEMENT TO REGISTRATION RIGHTS AGREEMENT (this “Supplement”) is dated as of                 ,                              between REPUBLIC COMPANIES GROUP, INC., a Delaware corporation (the “Company”), and                          (“New Investor”).

Statement of Purpose

The Company has entered into an Amended and Restated Registration Rights Agreement dated as of [August     ], 2005 among the Company and the Investors party thereto, a copy of which agreement is attached hereto as Exhibit A (as amended, the “Registration Rights Agreement”). Pursuant to Section 12(f) of the Registration Rights Agreement, the Company and the New Investor have agreed to execute this Supplement for the purposes of making the New Investor a party to the Registration Rights Agreement. The New Investor has agreed to execute this Supplement in consideration of the receipt of his, her or its Registrable Securities and the benefits afforded the New Investor by the Registration Rights Agreement.

NOW, THEREFORE, the Company and the New Investor agree as follows:

1. Defined Terms. All capitalized undefined terms used in this Supplement have the meanings assigned thereto in the Registration Rights Agreement.

2. Joinder of New Investor. The New Investor hereby joins in and agrees to become a party to the Registration Rights Agreement with all right, title and interest as a holder of Registrable Securities thereunder and subject to all of the terms and conditions thereof as if the New Investor were an original party and signatory thereto. The New Investor’s notice address for purposes of Section 12(e) of the Registration Rights Agreement is:

__________________________________

__________________________________

IN WITNESS WHEREOF, the Company and the New Investor have executed this Supplement, this              day of                     ,                     .

REPUBLIC COMPANIES GROUP, INC.

By:
Name:
Title:

NEW INVESTOR:

By:
Name:
Title: